U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

Venture Lending & Leasing V, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00731	14-1974295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of December 7, 2012, William R. Miller resigned from the position of director of Venture Lending & Leasing V, Inc. (the “Company”), and the Board of Directors of the Company elected Arthur C. Spinner to fill the vacancy created by such resignation. Arthur C. Spinner will serve as independent director of the Company who is not “interested person” of the Company as defined under the Investment Company Act of 1940, as amended. Also effective as of December 7, 2012, the Board of Directors of the Company appointed Arthur C. Spinner as member of the Company's Audit and Nominating Committees.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number     Description
------------------    ---------------
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING V, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Martin D. Eng
Maurice C. Werdegar	Martin D. Eng
Chief Executive Officer and President	Chief Financial Officer
Date: December 7, 2012	Date: December 7, 2012